UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2017

INDOOR HARVEST CORP.
(Exact name of registrant as specified in its charter)

Texas	333-194326	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

713-410-7903

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

An amendment has been made pursuant to a Letter of Intent dated January 3, 2017 between Alamo CBD, LLC (“Alamo”) and Indoor Harvest Corp (“Indoor Harvest”), collectively (the “Parties”). Both Parties have agreed to extend the February 15, 2017 deadline for Indoor Harvest Corp to raise, as necessary, up to $1,000,000 in capital, to pay off all existing debt, including convertible notes, owed by Indoor Harvest and to complete a spin-off of Indoor Harvest’s produce related operations, for a period of 28 days. The new date shall be March 15, 2017.

Exhibits

99.1	Alamo Letter of Intent Amendment #1

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

INDOOR HARVEST CORP.

Date: February 16, 2016	By:	/s/ John Choo
John Choo
Chief Executive Officer and Director

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